Exhibit 99.1

Crawford & Company

Boston Investor Meetings

March 4, 2013

FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

Forward-looking Statements

–This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at www.crawfordandcompany.com.

–Crawford’s business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of claims and revenue for the Company, are generally not subject to accurate forecasting.

Revenues Before Reimbursements (“Revenues”)

–Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation.

Segment and Consolidated Operating Earnings

–Under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 280, “Segment Reporting,” the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, certain unallocated corporate and shared costs and credits, and special charges and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits.

Earnings Per Share

–In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share (“EPS”) for each class of stock due to the two-class method of computing EPS as required by the guidance in Accounting Standards Codification Topic 260 -“Earnings Per Share”. The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Further references to EPS in this presentation will generally be only for CRDB, as that is the more dilutive measure.

Non-GAAP Financial Information

–For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Crawford & Company 2

Global Business Services Leader

The world’s largest independent provider of global claims management solutions

Multiple globally recognized brand names: Crawford, Broadspire, GCG

Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune 500

EMEA-A/P

Serves the U.K., European, Middle Eastern, African and Asia Pacific markets

Broadspire

Serves large national accounts, carriers and self-insured entities

Americas

Serves the U.S., Canadian and Latin American markets

Legal Settlement Administration

Provides administration for class action settlements and bankruptcy matters

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OUR GLOBAL STRENGTH

$1.2 Billion Revenue Company 70+ Countries 700 Locations 8,500 Employees

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Catalysts/Drivers

Cyclical Positive Industry Claim Trends:

Increased underwriting pressure among large insurance carriers is a benefit to Crawford.

Weather/Catastrophe Trends:

Catastrophic events like Superstorm Sandy drive claims volume and increase operating leverage. Catastrophic events worldwide are increasing in severity and frequency.

Crawford is uniquely positioned to serve these markets.

Healthcare:

Increased healthcare spending is a positive for Crawford’s medical case management and cost containment services.

Inflation:

Rising interest rates drive increased interest income in Broadspire and lower the Company’s anticipated pension obligations.

Market Position:

Broadspire worker’s compensation business is improving case volume, revenues and operating performance.

Legal Settlement Administration was awarded the Deepwater Horizon class action project in May. Substantial operating leverage and backlog are in place.

$1,400 $1,200 $1,000 $800 $600 $400 $200 $0

5 Year Revenues and Cases

1,600 1,500 1,400 1,300 1,200 1,100 1,000

2008 2009 2010 2011 2012

Revenues ($MMs)

Cases (000s)

Consolidated Operating Earnings

($ in millions)

$120 $100 $80 $60 $40 $20 $0

2008 2009 2010 2011 2012

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Crawford Provides More Than Claims Services

Claims services provided about 49% of total Crawford revenue in 2012

The remaining 51% was derived from highervalue added business services including Business Process Outsourcing (BPO) and Consulting activities

Approximate 2012 Revenue Mix

$ in millions

$175

$425

$575

Claims Services BPO

Consulting

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Business Services Complement Claims Services

$575 million in P&C outsourced claims services – historic base of the business

–Claims services is a mature business in most geographies

• Crawford is experiencing growth, particularly in the EMEA/AP markets

–Competitors in the claims service arena are divided first into insourced and outsourced business

–Revenues are driven by claims volume, which is affected by

• Regional economies, economic growth

• Severe weather and natural disasters can produce swings in volatility

–Technical Services

• Global leader in mega-claims, reflecting our experience and resources

$600 million in other activities, services – growth, margins more attractive

–BPO

• Third Party Administration

• Network services

• Legal Settlement Administration

–Consulting

• Medical Management

• Analytics

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Crawford’s Expertise

Claims Services: Thai Flooding Catastrophe Response Business Process Outsourcing: Deepwater Horizon Consulting: Medical Management

Catastrophe Response: Thai Flooding

Top ten historic insurance loss

Crawford handling losses in excess of $4 billion

Flooding affected an area the size of South Carolina

Leveraged global capabilities through deployment of 160 staff including 50 support staff and 35 senior adjusters from other locations globally

In-house forensic accountants utilized

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Global Natural Catastrophe Update

Natural catastrophes worldwide 1980 – 2012

Natural catastrophes per year more than doubled over period Crawford is uniquely positioned to respond on a global basis

Number of Events

1200

1000

800

600

400

200

1980

1982

1984

1986

1988

1990

1992

1994

1996

1998

2000

2002

2004

2006

2008

2010

2012

Geophysical events

(Earthquake, tsunami, volcanic eruption)

Meteorological events

(Storm)

Hydrological events

(Flood, mass movement)

Climatological events

(Extreme temperature, drought, forest fire)

Source: Geo Risks Research, NatCatSERVICE – As at January 2013

© 2013 Munich Re

Crawford & Company

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HighVolume Claims Services: Deepwater Horizon

About Garden City Group (GCG):

–GCG is the recognized leader in legal administration services for class action settlements and other claims administration, bankruptcy cases and legal noticing programs.

Largest program has been the combined GCCF/Deepwater Horizon settlement, which is continuing This Special Project resolves economic loss and property damage claims related to the Deepwater Horizon Incident

–Phase One: Gulf Coast Claims Facility (GCCF)

–Phase Two: Deepwater Horizon Economic and Property Damages Settlement

–Over $25 billion in settlement including GCCF

GCG’s other highprofile distribution matters include:

–the General Motors bankruptcy –the $6.15 billion WorldCom settlement

–the $3.4 billion Native American Trust Settlement

–the $3.05 billion VisaCheck/MasterMoney Antitrust settlement.

Legal Settlement Revenues ($ in millions)

$250 $200 $150 $100 $50 $0

2009 2010 2011 2012

Legal Settlement Operating Margin

35 30 25 20 15 10 5 0

2009 2010 2011 2012

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Consulting: Medical Management

BROADSPIRE
a Crawford company

Broadspire's case managers proactively manage medical treatment while facilitating understanding of, and participation in, the rehabilitation process. These programs aim to help our clients' employees recover as quickly as possible in the most cost-effective method.

Broadspire customers who used medical bill review in 2011 averaged a 62.7% savings from the identification of inaccurate and unwarranted charges.

Broadspire's in-house medical department includes more than 180 contracted physicians covering more than 39 specialty areas.

Broadspire uses a nationwide network of more than 54,000 pharmacies to obtain medication—both retail and mail order—at a significant savings beyond fee schedules and usual and customary charges.

A two-year study has shown that those who used Broadspire's Senior Nurse Reviewer program have averaged a 21% savings on indemnity expenses and an 11% savings on medical expenses.

Approximately 97% of the cases received by Broadspire's Telephonic Case Management team realize successful closures and healthy returns to work.

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Financial Review and Operational Focus

Full Year 2012 Business Summary

Record revenues of $1.177 billion

Record consolidated operating earnings of $110.2 million

Record operating cash flow of $92.9 million

Including special payment, dividends of $0.20 per CRDA and $0.16 per CRDB

$1,300 $1,200 $1,100 $1,000 $900 $800 $700 $600 $500

Revenues

($ in millions)

1.177

1.125

2012 2011

$140 $120 $100 $80 $60 $40 $20 $0

Consolidated Operating Earnings

($ in millions)

110.2

78.6

2012 2011

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Crawford Segment Performance 2012

Americas Revenues ($ in millions)

$400

$350

$300

$250

$200

$150

$100

$50

$0

Total U.S. Canada Latin

America

2011 2012

Broadspire Revenues ($ in millions)

$300

$250

$200

$150

$100

$50

$0

Total Workers’ Medical Risk Mgmt.

Comp. Mgmt. Info. Svcs.

2011 2012

EMEA/AP Revenues ($ in millions)

$400

$350

$300

$250

$200

$150

$100

$50

$0

Total U.K. CEMEA Asia/Pacific

2011 2012

Legal Settlement Administration Revenues ($ in millions)

$250

$200

$150

$100

$50

$0

Total

2011 2012

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2013 Operational Focus

Sustain Operating Performance through Improved Profitability

Americas

Broadspire

Strengthen the Balance Sheet

Manage debt levels and pension obligations

Drive operating cash flow to support business growth

Enhance Total Return to Shareholders

Dividend policy to provide meaningful yield

Seek opportunities to repurchase outstanding shares below intrinsic value

Most Recent 2013 Guidance

On February 25, 2013, Crawford and Company reaffirmed initial full year 2013 guidance as follows:

Consolidated revenues before reimbursements between $1.05 and $1.08 billion Consolidated operating earnings between $85.0 and $93.0 million Consolidated cash provided by operating activities between $65.0 and $70.0 million After reflecting stock option expense, net corporate interest expense, customer-relationship intangible asset amortization expense, and income taxes, net income attributable to shareholders of Crawford & Company on a GAAP basis between $49.0 and $54.0 million, or $0.85 to $0.95 diluted earnings per CRDB share

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Enhanced Return to Shareholders

Dividends and Buyback:

™ During the 2013 first quarter, Crawford declared a regular quarterly dividend of $0.04 on CRDA and $0.03 on CRDB

™ Crawford also paid a special dividend of $0.06 per share on both classes of stock during the 2012 fourth quarter

™ During 2012, Crawford paid dividends of $0.20 per share on CRDA and $0.16 per share on CRDB, or double 2011 dividends per share

™ Through 2012, Crawford repurchased 607,877 shares of CRDA and 7,000 shares of CRDB at an average cost of $4.63 and $3.83, respectively

™ 2012 Total Return CRDA:

Price: 38.6%, with reinvested dividends 45.6%

™ 2012 Total Return CRDB:

Price: 29.5%, with reinvested dividends 33.9%

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Crawford Capital Structure

Improving Balance Sheet Supports Return to Shareholders

™ Debt reduced by $62 million, or 25% since 2010

™ Pension risk management implemented

™ Material improvement in cash flow from both operations and working capital management

Cash Provided by Operations ($ in millions)

Consolidated Debt/Cash ($ in millions)

100

90
80
70
60
50
40
30
20
10

0

2008 2009 2010 2011 2012

$250 $200 $150 $100 $50

$0

2008 2009 2010 2011 2012

Debt Cash

Pension Deficit ($ in millions)

$250

$200

$150

$100

$50

$0

2008 2009 2010 2011 2012

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Capital Structure and Governance

Class A and B Shares:

As of December 31, 2012, there were approximately 29.3 million shares of Class A Common Stock and 24.7 million shares of Class B Common Stock outstanding. The two classes are substantially identical, except with respect to the voting rights of the Class B shares and the greater cash dividends offered on Class A shares.

Insider Ownership:

The Jesse Crawford family beneficially owns approximately 41.2% of outstanding A shares and approximately 52.0% of outstanding B shares as of March 7, 2012.

Management Ownership Requirements:

Bonus program is centered on revenue growth, earnings growth, cash generation and EPS growth. Senior management share ownership levels: 3x annual salary for CEO, 2x for EVPs, 1x for other officers.

Board Diversification and Makeup:

Eight of nine members are independent, with the exception of the CEO, Jeff Bowman. CEO and chairman roles are split.

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CRAWFORD IS POSITIONED FOR STRONG RETURNS

Global Footprint

World’s largest independent provider of claims management solutions Diverse customer base Global catastrophe response

Specialized Resources

Legal Settlement Administration (GCG) Global Technical Services (GTS) Medical Cost Containment Contractor Connection Business Process Outsourcing

Innovative Technology Platforms

Analytics

RiskTech

Risk Sciences Group/Dmitri Claims Management System (CMS) Command Center

Gaining Market Share

North American vertical

Positioned to benefit from expected global consolidation of TPA vendors Emerging Asia Pacific and Latin American markets

Crawford & Company

Appendix

NonGAAP Financial Information

Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarlytitled measurements employed by other companies.

Reimbursements for OutofPocket Expenses

In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses.

Segment and Consolidated Operating Earnings

Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker (“CODM”) to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believe operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operation decision maker use. Consolidated operating earnings (loss) represent segment earnings (loss) including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, special charges and credits, income taxes, and net income or loss attributable to noncontrolling interests.

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Non-GAAP Financial Information

Reconciliation of Non-GAAP Items

Unaudited ($ in thousands)

	2008	2009	2010	2011	2012
Revenues Before Reimbursements					
Total Revenues	$ 1,135,916	$ 1,048,202	$ 1,110,801	$ 1,211,362	$ 1,266,138
Reimbursements	(87,334)	(78,334)	(80,384)	(86,007)	(89,421)
Revenues Before Reimbursements	$ 1,048,582	$ 969,868	$ 1,030,417	$ 1,125,355	$ 1,176,717

Unaudited ($ in thousands)

	2008	2009	2010	2011	2012
Operating Earnings (Loss)					
Americas	$ 28,766	$ 29,394	$ 20,748	$ 19,851	$ 11,877
EMEA/AP	32,999	23,401	24,828	28,421	48,585
Broadspire	3,526	(1,602)	(11,712)	(11,434)	27
Legal Settlement Administration	10,814	13,130	47,661	51,307	60,284
Unallocated corporate and shared costs, net	(6,362)	(10,996)	(5,841)	(9,555)	(10,613)
Consolidated Operating Earnings	69,743	53,327	75,684	78,590	110,160
(Deduct) Add:					
Goodwill and intangible asset impairment charges	-	(140,945)	(10,788)	-	-
Net corporate interest expense	(17,622)	(14,166)	(15,002)	(15,911)	(8,607)
Stock option expense	(861)	(914)	(761)	(450)	(408)
Amortization expense	(6,025)	(5,994)	(5,995)	(6,177)	(6,373)
Special charges and credits	(788)	(4,059)	(4,650)	2,379	(11,332)
Income before income taxes	$ 44,447	$ (112,751)	$ 38,488	$ 58,431	$ 83,440

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Crawford & Company